Exhibit 10.4

CERTAIN INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO ITEM 601(B)(10) OF REGULATION S-K, BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

[*****] INDICATES THAT INFORMATION HAS BEEN REDACTED

Air-conditioning Purchase Contract

Order NO.: [*****] (the order number must be provided on the pick up requisition form)

Contract NO.: [*****]

Buyer: Chengdu Shanyou HVAC Engineering co., Ltd.

Address: Room1805, unit1, Building9, Tianfuxingu, 399, Fucheng Avenue, High-techzone, Chengdu, China Tel: 13980666151

Seller: Toshibacarrier Air Conditioning Sales (Shanghai) Co., Ltd

Address: [*****]

Tel.: [*****] Fax: [*****]

In accordance with the civil code of the People’s Republic of China, based on the principle of equality, mutual benefit, the purchase of Toshiba (TOSHIBA) air conditioning equipment is agreed as follows:

Number	Model	Description	Quantity	Price	Total
1	MMD -UP 0341BHYF -C	New Communications BID F Model	222	[*****]	[*****]
2	MMD -AP 0276MPHYF -C	Super slim duct (with drain pump) [*****]	222	[*****]	[*****]
3	MMD -AP 0246MPHYF -C	Super slim duct (with drain pump) [*****]	730	[*****]	[*****]
4	MMD -AP 0206MPHYF -C	Super slim duct (with drain pump) [*****]	74	[*****]	[*****]
5	MMD -AP 0186MPHYF -C	Super slim duct (with drain pump) [*****]	934	[*****]	[*****]

6	MMD -AP 0176MPHYF -C	Super slim duct (with drain pump) [*****]	52	[*****]	[*****]
7	MMD -AP 0156MPHYF -C	Super slim duct (with drain pump) [*****]	283	[*****]	[*****]
8	MMD -AP 0146MPHYF -C	Super slim duct (with drain pump) [*****]	991	[*****]	[*****]
9	MMD -AP 0126MPHYF -C	Super slim duct (with drain pump) [*****]	109	[*****]	[*****]
10	MMD -AP 0096MPHYF -C	Super slim duct (with drain pump) [*****]	1978	[*****]	[*****]
11	MMD -AP 0086MPHYF -C	Super slim duct (with drain pump) [*****]	365	[*****]	[*****]
12	MMD -AP 0056MPHYF -C	SSD	26	[*****]	[*****]
13	RBC -ASCU 11-C	New communication 86 remote control	5986	[*****]	[*****]
Amount to: 12,730,728.00

(1)	Name, model, quantity and price of the goods

(2)	Total contract price: RMB Twelve million seven hundred thirty-seven thousand seven hundred twenty-eight yuan .(RMB: 12,730,728.00)

(3)	Payment terms:

The buyer shall pay the full amount before the seller delivers the goods.

(4)	Delivery period:

The Seller shall deliver the goods to [*****] within 60 days after receiving the original contract and 100% payment, and the Buyer shall pick up the goods in [*****].

(5)	Product packaging standards and packaging costs:

The packaging of the product is executed according to the standards of the product manufacturer. The seller does not recollect the packaging materials.

(6)	Quality assurance:

A.	The Seller warrants that the goods supplied are made of superior materials and workmanship, brand new, unused, and fully comply with the quality and specifications specified in this Contract. The goods supplied (except carbon dioxide heat pump water heater) are under the condition of correct installation and normal use, and the quality guarantee period is calculated within [*****] from the date of delivery of the first batch of products of the project. Carbon dioxide heat pump water heater products in the correct installation, normal use, the quality guarantee period is calculated from the date of delivery of the product, the system warranty [*****], vulnerable parts warranty [*****], CO2 refrigerant circulation part warranty [*****].

B.	During the quality guarantee period, the seller must provide free maintenance of the equipment caused by quality problems, including parts replacement, etc., except for human factors or non-quality problems.

(7)	Inspection and claim:

A.	If the quality or specifications of the goods are inconsistent with this Contract or any original defects including potential defects or bad raw materials, the Buyer shall negotiate with the Seller, or with the prior written consent of the Seller may apply for the inspection bureau or other authoritative inspection agency, and shall have the right to claim direct loss from the Seller according to the inspection certificate or inspection report.

B.	If the Seller fails to reply within thirty days of the notice of the claim, the Seller shall be deemed to agree to the claim filed by the Buyer.

(8)	Prohibit bribery obligations

1.	The Buyer is associated with this Contract and shall not provide or accept any illegal gift, payment, consideration or benefits other than consideration or money from any third party. It also forbids its employees or agents from performing the above actions. The acceptance of interest includes the behavior made for oneself and the behavior made for others, and no illegal behavior in any country or region in the world (“No Bribery Obligation”).

2.	If the buyer company violates the obligation to prohibit bribery, it shall immediately make a detailed written report to the Seller.

3.	The Buyer shall perform the following obligations:

(1)	Strictly abide by the obligation to prohibit bribery.

(2)	Encourage the employees, agents and contractors acting for the Seller to indeed comply with the obligation of prohibiting bribery.

(3)	In all transactions conducted on behalf of the Seller, the buyer is required by the Seller to comply with the bribery prohibition obligation and indicates actual compliance with the obligation.

(9)	Liability for breach of contract

1.	Force Majeure

1.1	If either party of the seller is unable to perform the contract due to force majeure, it shall promptly submit the contract to the other party in writing notify the reasons for failure or complete performance, and the other party may be exempted from liability after obtaining the relevant department’s certificate.

1.2	“Force Majeure” refers to natural disasters such as earthquake, typhoon, fire, flood, war, government intervention, strike, riot, blockade, embargo and other unforeseen or unavoidable causes.

1.3	In case of force majeure, the seller shall still have the responsibility for negotiating the extension of the contract and how to continue the execution. In this case, one party cannot claim damages from the other party.

2.	If the Buyer is determined that the products purchased by the Seller are used for the research and development (manufacturing, processing, reprocessing, operation, research, development, development, storage and buildings) of weapons or weapons of mass destruction (nuclear, biological, chemical agent and missile tubes), the Seller may immediately terminate this Contract.

3.	The Seller shall not be liable for accident, consequential damage and in any circumstances not exceeding the amount specified in item (2) of the Contract.

4.	Any dispute between the two parties shall be settled through negotiation. If no agreement can be reached through negotiation, either party may file a lawsuit with the people’s court in the place where the seller is located.

5.	If this contract is modified or modified, it shall be signed and confirmed by both parties, otherwise it shall be invalid.

6.	This Contract is formulated in accordance with the Civil Code and other relevant laws, and all matters not covered herein are subject to the above laws.

7.	This contract is made in duplicate, with each party holding one copy. It shall come into force upon being sealed by both the buyer and the seller.

Buyer	Seller
Company name: Chengdu Shanyou HVAC Engineering Co., Ltd.	Company name: Toshiba Carrier Air Conditioning Sales (Shanghai) co., Ltd.
Official seal:	Official seal:
Signature of the legal representative or authorizedagent:	Signature of the legal representative or authorizedagent:
Date signed: 2022-05-09	Date signed: 2022-05-09
Company address: Room1805, unit 1, Building 9, Tianfuxingu, 399, Fucheng Avenue, High-techzone, Chengdu, China	Company address: [*****]
Tel: [*****]	Tel: [*****]
Fax:	Fax: [*****]
Bank of deposit: [*****]	Bank of deposit: [*****]
Account number: [*****]	Account number: [*****]
Tax number: [*****]	Tax number: [*****]
Address: Room1805, unit 1, Building 9, Tianfuxingu, 399, Fucheng Avenue, High-techzone, Chengdu, China	Address: [*****]
Postal code: [*****]	Postal code: [*****]